AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February 28, 2013

 REGISTRATION NOS. 333 -122901
 811 -21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 318	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 327	[X]

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

803 West Michigan Street
Milwaukee, WI 53233

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

(Name and Address of Agent for Service)

COPIES TO:

Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485; or
[X]	on March 1, 2013, pursuant to paragraph (b) of Rule 485; or
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
[ ]	on ______________, pursuant to paragraph (a)(1) of Rule 485; or
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on ______________ pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on ______________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
March 1, 2013

RNC Genter Dividend Income Fund
(GDIIX)

RNC Capital Management LLC, a California limited liability company doing business as RNC Genter Capital Management (the “Advisor” or “RNC Genter”), is the investment advisor to the Fund.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

RNC Genter Dividend Income Fund
A series of the Investment Managers Series Trust (the “Trust”)

Table of Contents

SUMMARY SECTION	1
MORE ABOUT THE FUND'S INVESTMENT OBJECTIVE , STRATEGIES AND RISK S	4
MANAGEMENT OF THE FUND	6
RULE 12B-1 PLAN	9
YOUR ACCOUNT WITH THE FUND	10
SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES	18
DIVIDENDS AND DISTRIBUTIONS	18
FEDERAL INCOME TAX CONSEQUENCES	19
FINANCIAL HIGHLIGHTS	21

This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.  More detailed information about the Fund is contained in the Statement of Additional Information (“SAI”).

The date of this Prospectus is   March 1, 2013.

SUMMARY SECTION

RNC Genter Dividend Income Fund

Investment Objective

The investment objective of the RNC Genter Dividend Income  (the “Fund”) is long-term capital appreciation and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$15
Retirement account fees (annual maintenance and full redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.90%
Distribution (Rule 12b-1) Fee	0.25%
Other expenses	2.32%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses 1	3.49%
Fee waiver and/or expense reimbursements 2	( 2.22%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements1 ,2	1. 27%

1
The total annual fund operating expenses and total fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2
The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses , as determined in accordance with Form N-1A, expenses incurred in connection with any merger or acquisition or extraordinary expenses such as litigation expenses ) do not exceed 1.25% of the average daily net assets of the Fund.  This agreement is in effect until March 1, 201 6 , and it may be terminated before that date only by the Trust’s Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement .  The expense limit in the table has been restated to reflect the current rate.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RNC Genter Dividend Income Fund:

One Year	Three Years	Five Years	Ten Years
$ 129	$ 403	$ 1,194	$ 3,278

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 34 % of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its assets plus borrowings for investment purposes in equity securities that have records of paying dividends.  The Fund will invest primarily in companies with market capitalizations of $10 billion or higher at the time of initial purchase.  In addition, the Fund will invest in a diversified portfolio of 25 to 50 securities typically spread across many economic sectors.  Investments in and weightings of individual sectors will vary based on the Advisor’s assessment of valuation and the economic outlook.  The Fund may invest up to 20% of its assets in foreign securities.  The Fund’s investments in foreign securities will primarily be in American Depository Receipts (“ADRs”), which are receipts that represent interests in foreign securities held on deposit by U.S. banks.

Principal Risks of Investing
The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose part or all of your investment in the Fund .

Market Risk.  The Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market.

Foreign Investment Risk.  The prices of foreign non-U.S. securities may be more volatile than the securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environment of foreign countries. In addition, changes in currency and exchange rates may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts are also subject to these risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Management Risk.  The skill of the Advisor will play a significant role in the Fund’s ability to achieve its investment objective.

Sector Risk.  From time to time, the Fund may invest a significant amount of its total assets in certain sectors of the economy, which may be subject to specific risks, like changes in governmental regulation and policy and changes in market sentiment.  For example, as of October 31, 201 2 , 20.80 % of the Fund’s assets were invested in the Financials   s ector.     Performance of companies in the Financiasl Sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets.  This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Performance

The following performance information indicates some of the risks of investing in the Fund by comparing the Fund with the performance of broad-based market indices. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Returns

During the period of time shown in the bar chart, the highest return for a calendar quarter was 12.97% (quarter ended 9/30/2009, and the lowest return for a calendar quarter was –10.13% (quarter ended 3/31/2009).

Average Annual Total Returns  for periods ended December 31, 2012
	One Year	Three Years	Since Inception (Annualized) (12/31/08)
Return Before Taxes	11.36%	10.29%	12. 5 6%
Return After Taxes on Distributions*	10.68%	9.25%	11. 64%
Return After Taxes on Distributions and Sale of Fund Shares*	8.28%	8.68%	10.74%
Russell 1000 Value Index(1) (reflects no deduction for fees, expenses or taxes)	17.51%	10.86%	13.01%
MSCI US Investable Market High Dividend Yield Index(1) (reflects no deduction for fees, expenses or taxes)	10.95%	13.21%	14.24%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Class and after-tax returns for other classes will vary.

(1)
The Russell 1000 Value Index is a performance benchmark that reflects the market sectors in which the Fund primarily invests.  The MSCI US Investable Market High Dividend Yield Index is a performance benchmark reflecting returns of companies with high dividend yields similar to those companies held by the Fund.

Investment Advisor
RNC Genter Capital Management LLC

Portfolio Managers
James “Rocky” Barber, Senior Vice President, John G. Marshall, Senior Vice President and David P. Klatt, Vice President, have been the portfolio managers of the Fund since its inception in December 2008.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$500
Gift Account For Minors	$2,500	$500

Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business through your broker-dealer or other financial intermediary, by mail, or by telephone.  If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts. The Fund will report items of income, return of capital and gain and loss to you through Form 1099.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT INVESTMENT OBJECTIVE , STRATEGIES AND   RISKS

Principal Investment Strategies

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation and current income.  The Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.  There can be no guarantee that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its assets plus borrowings for investment purposes in equity securities that have records of paying dividends.  The Fund will not change this 80% investment policy unless it gives shareholders at least 60 days’ advance written notice.  The Fund will invest primarily in companies with market capitalizations of $10 billion or higher at the time of initial purchase.  The Fund will invest in a diversified portfolio of 25 to 50 securities typically spread across many economic sectors.  Investments in and weightings of individual sectors will vary based on the Advisor’s assessment of valuation and its economic outlook.

The Fund may invest up to 20% of its assets in foreign securities.  The Fund’s investments in foreign securities will primarily be in American Depository Receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Advisor employs a three step process in selecting the Fund’s investments.  First, a quantitative screening is used to identify companies that have 1) tax-advantaged dividend payments, 2) market capitalizations greater than $2 billion, 3) dividend growth, and 4) investment grade debt ratings. Second, a thorough fundamental analysis of the companies is conducted focusing on valuation and key balance sheet and income statement information.  Finally, a three factor decision matrix is applied to ensure an acceptable balance of dividend payment, appreciation and risk.

The Advisor will sell a security when one or more of the following occurs: 1) the security’s dividend is reduced to what the Advisor believes is an unacceptable amount per share, 2) the yield falls below acceptable parameters, 3) there is a fundamental development that weakens the company’s balance sheet, 4) the company’s underlying debt rating falls below investment grade, or 5) its price target is realized.

When the Advisor believes equity market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments.  In such a case, the Fund may not achieve its investment objective.

Principal Risks of Investing

The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Market Risk:
Market risk is the risk that the Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market.

•	Foreign Investment Risk:
Foreign investment risk is the risk that the prices of securities of non-U.S. issuers may be more volatile because of economic and social conditions abroad, political developments, and changes in the regulatory environment of foreign countries .  In addition, changes in currency and exchange rates may adversely affect the value of the Fund’s foreign investment .   Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulatory than U.S. financial firms.   The Fund’s investments in ADRs are also subject to these risks, even though ADRs are denominated in U.S. dollars, because changes in currency and exchange rates affect the value of the issuers of ADRs.  There also may be less publicly available information about a non-U.S. company than a U.S. company.   Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures, and less stable political systems that those of developed countries.

•	Management Risk
The skill of the Advisor plays a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the Advisor’s ability to select stocks. The Advisor could be incorrect in its analysis of industries, or companies or the relative attractiveness of growth and value stocks, among other matters.   This risk is more pronounced in volatile stock markets.

•	Sector Risk
From time to time, the Fund may invest a significant amount of its total assets in certain sectors of the economy.  Each of those sectors may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies, which may impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuation and access to equity funding.  For example, as of October 31, 201 2 , 20.8 % of the Fund’s assets were invested in the Financial sector Performance of companies in the Financiasl Sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets.  This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) dated March 1, 2013.   Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, or in the quarterly holdings report on Form N-Q, as applicable.

MANAGEMENT OF THE FUND

Investment Advisor

The Advisor, RNC Genter Capital Management LLC, is the Fund’s investment advisor and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”).  The Advisor was founded in 1968 and its principal address is 11601 Wilshire Boulevard, Twenty-fifth Floor, Los Angeles, California 90025. RNC Genter is registered with the Securities and Exchange Commission (the “SEC”) as an investment advisor and has approximately $ 4.0 billion in assets under management as of December 31, 2012 .

The Advisor provides the Fund with advice on buying and selling securities.  The Advisor also furnishes the Fund with office space and certain administrative services.  For its services, the Advisor is entitled to receive an annual management fee listed below, calculated daily and payable monthly of the Fund’s average daily net assets:

Fund	Annual Fee
RNC Genter Dividend Income Fund	0.90%

For the fiscal year ended October 31, 2012 , the Advisor waived all advisory fees payable by the Fund, pursuant to its contractual expense limitation.  A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Annual Report to shareholders dated as of October 31, 2012 .

Prior Performance for Similar Accounts Managed by the Advisor

The following tables set forth performance data relating to the historical performance of all private accounts managed by the Advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 as amended (the “1940 Act”) , or Subchapter M of the Internal Revenue Code of 1986.  Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Average Annual Total Returns
For the Periods Ended December 31, 2012
	One Year	Three Years	Five Years	Since Inception (1/1/2004)	3-Years Annualized Standard Deviation
Dividend Income Composite-B
Net Returns, after fees/expenses*	11.08%	10.39%	3.68%	6.25%
Gross Returns	12.00%	11.31%	4.58%	7.10%	12.38%
MSCI High Dividend Yield Index	10.95%	13.21%	3.43%	5.85%	11.42%
Russell 1000 Value Index	17.51%	10.86%	0.59%	5.11%	15.51%

The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and, accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

RNC GENTER CAPITAL MANAGEMENT
DIVIDEND INCOME COMPOSITE-B
	Total Firm	Composite Assets	Annual Performance Results
Year	Assets	U.S. Dollars	Number of	Composite		MSCI US	Russell	Composite
End	(millions)	(millions)	Accounts	Net	Gross	Hi Div Yld	1000 Value	Dispersion*
2012	4,006	88	106	11.08%	12.00%	10.95%	17.51%	0.4%
2011	3,739	58	79	7.28%	8.19%	12.14%	0.39%	0.4%
2010	3,513	45	69	12.78%	13.81%	16.62%	15.51%	0.4%
2009	3,004	32	59	20.10%	21.18%	17.40%	19.72%	1.6%
2008	2,648	20	49	(26.12%)	(25.40%)	(30.51%)	(36.84%)	0.4%
2007	2,751	25	53	2.13%	3.05%	(0.21%)	(0.17%)	0.4%
2006	2,484	19	37	17.16%	18.17%	20.53%	22.22%	0.3%
2005	2,201	11	24	6.37%	7.25%	3.77%	7.04%	0.2%
2004	1,986	1	4	11.46%	12.41%	12.92%	16.49%	N.A .

N.A. - Information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year.

* The annual composite dispersion presented is an asset-weighted standard deviation calculated for the accounts in the composite for the entire year.

The Advisor has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS) which differs from the SEC method of calculating performance.   The GIPS standards are a set of standardized industry-wide principles that provide investment firms with guidance on how to calculate and report their investment results.

Dividend Income Composite-B contains fully discretionary equity accounts invested using investment strategies substantially similar to those of the Fund.  The minimum account size for this composite is $200,000.  For comparison purposes the composite is measured against the MSCI US Investable Market High Dividend Yield Index©. The Index includes only securities that offer a meaningfully higher than average dividend yield relative to the MSCI Domestic Equity Index and pass dividend sustainability and persistence screens, offer broad market coverage, and are free float market capitalization weighted to ensure that their performance can be replicated in institutional and retail portfolios.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. The Index includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

RNC Capital Management LLC, doing business as RNC Genter Capital Management, is an investment advisor registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended.  Beginning January 1, 2005, the firm has been redefined to include all the assets of Genter Advisors LLC.

The Dividend Income Composite-B was created January 1, 2004. The firm maintains a complete list and description of composites, which is available upon request by calling the Advisor at 1-800-877-7624.

Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. Composite policy requires the temporary removal of any portfolio incurring a client initiated significant cash inflow or outflow greater than or equal to 10% of portfolio assets. Effective January 1, 2010 an inflow results in the temporary removal of such an account at the beginning of the month in which the significant inflow occurs and the account re-enters the composite at the beginning of the first full month after the inflow if the inflow occurs from the 1st thru the 19th of the month. If the inflow occurs from the 20th thru the end of the month the account re-enters the composite at the beginning of the second full month after the cash inflow. The policy was changed in order to allow the advisor’s portfolio managers the necessary time to invest the cash. The Advisor’s policy for outflows has not changed. Prior to January 1, 2010 the advisor’s policy was as follows for both inflows and outflows: The temporary removal of such an account occurs at the beginning of the month in which the significant cash flow occurs and the account re-enters the composite at the beginning of the first full month after the cash flow.  Additional information regarding the treatment of significant cash flows is available upon request.

The U.S. Dollar is the currency used to express performance. Returns are presented gross and net of fees and expenses and include the reinvestment of all income.  Net of fee returns are calculated using actual fees charged to the client with the exception of the seed money account. The seed money account net returns were calculated by reducing the gross return by the weighted average difference of the gross and net returns of fee paying accounts annually. Additional information regarding policies for calculating and reporting returns is available upon request by calling the Advisor at 1-800-877-7624.

The management fee schedule for accounts of less than $3 million in assets is: 2.00% on the first $200,000; 1.50% on the next $200,000; and 1.00% on the balance.  For accounts over $3 million in assets, the management fee schedule is: 1.00% on the first $5 million; and 0.75% on the balance. Actual investment advisory fees incurred by clients may vary.

RNC Genter Capital Management claims compliance with the Global Investment Performance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. RNC Genter Capital Management’s compliance with the GIPS standards has been independently verified for the period January 1, 2001 through September 30, 2011 by Ashland Partners & Co. LLP. A copy of the verification report is available upon request by calling the Advisor at 1 - 800 - 877 - 7624.  Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with GIPS standards. Verification does not ensure the accuracy of any specific composite presentation.

Portfolio Managers

James “Rocky” Barber, John G. Marshall and David P. Klatt are the co-managers of the Fund. Each portfolio manager has authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows.  The portfolio managers work as a team in considering securities for selection and implementing portfolio strategies.  Mr. Barber, as Director of Equities, has final approval of all companies in the portfolio.

James “Rocky” Barber, CFA joined RNC Genter at the end of 2004 as Senior Vice President, Director of Equities, and a member of the Executive Management, Equity Strategy, and Investment Policy Committees of the Advisor.  He began his career in 1975 as an analyst for the Stanford University Endowment, operating one of the first institutional options programs in the country. In 1977 he joined Alliance Capital Management where he spent eight years as a Vice President and Portfolio Manager in both equity and fixed income departments. In 1986 he joined William Blair & Co. for an eighteen year tenure where he served as Principal and Portfolio Manager up to the end of 2004, prior to joining RNC Genter. In 1993 he founded the William Blair & Co. Large-Cap Equity Product.  Mr. Barber earned an M.B.A., an M.S., and a B.S. from Stanford University.

John G. Marshall, CFA joined RNC Genter in 1985 as Senior Vice President, Director of Portfolio Management, and a member of the Executive Management, Equity Strategy, Investment Policy and Brokerage Oversight Committees of the Advisor.  He began his career in 1968 as a Securities Analyst for Security Pacific National Bank of Los Angeles, California. He then joined First City National Bank of Houston, Texas, where he spent five years as a Vice President and Portfolio Manager. In 1979 he moved to PIMCO and served as Vice President and Portfolio Manager. Mr. Marshall earned an M.B.A. from the University of Southern California and a B.S. from University California, Los Angeles.

David P. Klatt, CFA is Vice President, Portfolio Manager and a member of the Investment Policy Committee of the Advisor. Mr. Klatt began his investment career at RNC Genter Capital Management in 1999 as a Marketing Analyst. In 2000 he joined the firm’s equity department where he was promoted to Portfolio Manager Assistant. He received various promotions during his tenure in the department and in 2007 he assumed his current duties as Vice President, Portfolio Manager. Mr. Klatt earned a B.S. in Economics from the University of California, Los Angeles.

The SAI provides additional information about each portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Other Service Providers

IMST Distributors, LLC (the “Distributor”), is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares.  The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Trust, the Advis or or any other service provider for the Fund .

Fund Expenses

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A) , expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses ) do not exceed the percentage stated in the Fund’s expense table.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests.  This reimbursement may be paid by the Fund if the aggregate amount of operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made for a period of three years from the date the expenses were waived and/or Fund expenses were reimbursed.  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and may not cause the total fee paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to request any reimbursement of fees and/ Fund expenses.

RULE 12B-1 PLAN

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 of the 1940 Act , which allows the Fund to pay distribution fees for the sale and distribution of its shares.  The plan provides for the payment of a distribution fee at the annual rate of up to 0.25% of average daily net assets.  Since these fees are paid out of the Fund’s assets, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.
The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price

The price of the Fund’s shares is based on net asset value.  The net asset value per share (“NAV”)  is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities / # of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.  The NAV is calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays.

The Fund’s investments are valued according to market value.  Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Fund’s fair value methodology.  The Fund may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Fund’s shares are not priced.  Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.  For other circumstances when the Fund may apply “fair value” pricing of securities held in the Fund, see the section titled “Tools to Combat Frequent Transactions” on page 16 .

Buying Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$500
Gift Account For Minors	$2,500	$500

Shares of the Fund may be purchased by check or by wire transfer of funds through a bank or through approved financial supermarkets, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals and their agents authorized by the Fund to receive purchase orders.  The Fund’s minimum initial investment and minimum subsequent additional investments are shown in the preceding table.  The minimum initial investment to open any account in the Fund is $2,500.  However, the initial investment may be made in an amount greater than the minimum amount and the minimum investment may be waived from time to time by the Fund.  Minimum investment amounts are waived when shares are purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  The Fund also reserves the right to pay redemptions by an “in-kind” distribution of securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscription in the Fund in most cases may be made by investing at least $500.  Exceptions may be made at the Fund’s discretion.  The additional minimum subscription is waived when shares are purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  You may purchase additional shares of the Fund by sending a check, with the stub from your account statement, to the Fund at the addresses listed below.  Please ensure that you include your account number on the check.  If you do not have the stub from your account statement, include your name, address and account number on a separate paper.  You may also make additional purchases by wire or through a broker.  Please follow the procedures described in this Prospectus.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  The Fund reserves the right to deny applications if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $2,500.  Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP.  If elected on your account application, money can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month.  In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  The first AIP purchase will be made 15 days after the Fund’s transfer agent (the “Transfer Agent”) receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-877-5GENTER, at least five days prior to the date of the next AIP transfer.  The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  “Good order” means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to RNC Genter Dividend Income Fund.  All requests received in good order before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker- dealer or other financial intermediary
The Fund is offered through certain brokers and their agents.  The Fund is also offered directly.  An order placed with such a broker or its authorized agent is treated as if it were placed directly with the Fund, and will be executed at the next NAV calculated by the Fund.  Your broker will hold your shares in a pooled account in the broker’s (or agent’s) name.  The Fund may pay the broker (or agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The broker who offers shares may require payment of fees from its individual clients.  If you invest through a broker, the policies and fees may be different than those described in this Prospectus.  For example, the broker may charge transaction fees or set different minimum investments.  The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.  Please contact your broker to see if it is an approved broker of the Fund or for additional information.

By mail
The Fund will not accept payment in cash, including cashier’s checks.  Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. dollars and drawn on U.S. financial institutions.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address indicated below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail RNC Genter Dividend Income Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery RNC Genter Dividend Income Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-877-5GENTER and you will be allowed to move money in amounts of at least $500 from your bank account to the Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV determined on that day.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or send by overnight delivery your account application to the Transfer Agent.  Upon receipt of your completed account application form, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to RNC Genter Dividend Income Fund
A/C # 987 173 7764
For further credit to:
“RNC Genter Dividend Income Fund”
Your account number
Name(s) of investor(s)
Social security or tax payer ID number

Before sending your wire, please contact the Transfer Agent at 1-877-5GENTER to advise it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary
If you purchased your shares through a broker, your redemption order must be placed through the same broker.  The broker must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) for the redemption to be processed at the current day’s NAV.  Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.  Please keep in mind that your broker may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail.  Send your written redemption request to RNC Genter Dividend Income Fund at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  Please have all shareholders listed on the account sign the redemption request.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

Regular Mail RNC Genter Dividend Income Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery RNC Genter Dividend Income Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

A Medallion signature guarantee must be included if any of the following situations apply:

•	You wish to redeem more than $50,000 worth of shares;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 days;
•	If ownership is changed on your account; or
•	When establishing or modifying certain services on your account.

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming their shares by mail should submit written instructions with a Medallion signature guarantee (if you wish to redeem more than $50,000 worth of shares) from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, as well as from participants in a Medallion program recognized by the Securities Transfer Association.  The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  A notary public cannot provide a signature guarantee.

By telephone
To redeem shares by telephone, call the Fund at 1-877-5GENTER and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds.   Checks sent via overnight delivery are also subject to a $15 charge . You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-877-5GENTER. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:

•	The Fund account number;
•	The name in which his or her account is registered;
•	The social security or tax identification number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.  The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you each month or quarter.  Your account must maintain a value of at least $2,500 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”).  The minimum withdrawal is $1,000.  If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record .  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-877-5GENTER.  The Fund may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.  Generally, your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.  In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and soon after request a redemption, before the ckeck has cleared, the Fund will not consider the request to be “in good order” and will not honor the redemption request.  The redemption request must be submitted only after the check has cleared. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

Shareholder who hold shares of the Fund in an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies.  Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity.  If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV.  The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

As of January 1, 2012, federal law requires that regulated investment companies report their shareholders' cost basis, gain / loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are redeemed.  Covered shares are any fund and/or shares dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values , and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.  Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders .   The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include monitoring trading activity and using fair value pricing.   In addition, the Fund may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during the 12-month period.   Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Fund believes is consistent with shareholder interests.

Redemption Fee
You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem your shares of the Fund within 30 days of purchase.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) effected pursuant to the SWP, (vii) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, or (viii) by the Fund of accounts falling below the minimum initial investment amount.  The Fund reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Monitoring Trading Practices
The Fund may monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.

Fair Value Pricing
In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (please refer to the discussion of fair value pricing of non-U.S. securities below).  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) investments which are not frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities for which there is not a current market value quotation.

General Transaction Policies

Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason;
•
reject any purchase request for any reason.  Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
redeem all shares in your account if your balance falls below the Fund’s minimum initial investment requirement due to redemption activity.  In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice.  If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be redeemed.  The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV;

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
•	reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries that sell shares of the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If you buy shares of the Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general.  Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares.  If you sell Fund shares, it is generally considered a taxable event.

Distributions of net investment income, other than “qualified dividend income,” and distributions of short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates.  Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.   D istributions reported as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.  Dividends paid by a Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.  Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends you receive from the Fund may be subject to federal withholding tax.  To the extent that the Fund’s distributions are subject to such withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty).  Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2014 .

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions.  Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.  The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Per share operating performance
For a capital share outstanding throughout each Period

	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	For the Period December 31, 2008* to October 31, 2009
Net asset value, beginning of period
Income from Investment Operations:	$12.37	$12.28	$10.89	$10.00
Net investment income	0.28	0.30	0.31	0.22
Net realized and unrealized gain on investments	1.36	0.71	1.39	0.89
Total from investment operations	1.64	1.01	1.70	1.11

Less Distributions:
From net investment income	(0.28)	(0.28)	(0.31)	(0.22)
From net realized gains	(0.40)	(0.64)	—	—
Total distributions	(0.68)	(0.92)	(0.31)	(0.22)
Net asset value, end of period	$13.33	$12.37	$12.28	$10.89

Total return	13.89%	8.52%	15.79%	11.60	%1

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$10,152	$3,899	$1,951	$1,685

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.47%	7.84%	10.52%	14.14	%2
After fees waived and expenses absorbed	1.25%	1.25%	1.29%	1.50	%2
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.07)%	(4.11)%	(6.63)%	(9.96	)%2
After fees waived and expenses absorbed	2.15%	2.48%	2.60%	2.68	%2

Portfolio turnover rate	34%	30%	32%	33	%1

*	Commencement of operations.

1	Not annualized.

2	Annualized.

Investment Advisor
RNC Genter Capital Management LLC
11601 Wilshire Boulevard
Twenty-fifth Floor
Los Angeles, California 90025

Independent Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

RNC Genter Dividend Income Fund
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi- annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

You can obtain a free copy of the Fund’s SAI and annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-877-5GENTER or by writing to:

RNC Genter Dividend Income Fund
P.O. Box 2175
Milwaukee, WI  53201

The Fund’s SAI and annual and semi-annual reports are not available on the Internet because the Fund does not have an Internet website.

You may review and copy information including the shareholder reports and SAI at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:
•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811- 21719 . )

Statement of Additional Information
March 1, 2013
RNC GENTER DIVIDEND INCOME FUND
(GDIIX)
a series of the Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated March 1, 2013 , as may be amended from time to time, of the RNC Genter Dividend Income Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”).  RNC Genter Capital Management LLC (the “Advisor”) is the investment advisor to the Fund.  A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or telephone number specified below.

RNC Genter Dividend Income Fund
P.O. Box 2175
Milwaukee, Wisconsin  53201
1-877-5GENTER

THE TRUST	2
INVESTMENT STRATEGIES AND POLICIES	2
MANAGEMENT OF THE FUND	12
PORTFOLIO TRANSACTIONS AND BROKERAGE	23
PORTFOLIO TURNOVER	25
PROXY VOTING POLICY	25
ANTI-MONEY LAUNDERING PROGRAM	26
PORTFOLIO HOLDINGS INFORMATION	26
DETERMINATION OF NET ASSET VALUE	28
PURCHASE AND REDEMPTION OF FUND SHARES	29
FEDERAL INCOME TAX MATTERS	30
DIVIDENDS AND DISTRIBUTIONS	37
GENERAL INFORMATION	38
FINANCIAL STATEMENTS	40
APPENDIX “A”	41
APPENDIX “B”	42

THE TRUST

The Trust  is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.    The Trust currently consists of several other series of shares of beneficial interest, par value $0.01 per share.  This SAI relates only to the Fund and not to the other series of the Trust.  The Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  Such a registration does not involve supervision of the management or policies of the Fund.  The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT STRATEGIES AND POLICIES

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

Market Conditions

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility.  These conditions have caused a significant decline in the value and liquidity of many securities and other instruments.  It is impossible to predict whether these conditions will continue, improve or worsen.  Because this situation is widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than returns from those other investments.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.   If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

The Fund’s investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities.  Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor.  Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them.  They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless.  Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.   The prices of warrants do not necessarily parallel the prices of the underlying securities.

Foreign Investments

Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments .  All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital.  Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends, and generally higher commission rates payable on foreign transactions.  Foreign companies may be subject to different accounting, auditing and financial reporting standards and accordingly, less information may be available about foreign companies than is generally available on issuers of comparable securities in the U.S.  Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the value in U.S. Dollars of all foreign currency-denominated securities held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. Dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities held and other investments by the Fund.

Emerging Markets.  There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be more volatile than in the developed nations of the world.  This difference reflects the greater uncertainties of investing in less established markets and economies.  The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.  Some companies in emerging markets are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries.  Most emerging market countries are the main suppliers of agricultural, energy, base and precious metals to the world, but there are some emerging market economies that are not rich in natural resources and are adversely affected by an increase in world commodity prices. Some countries may still have archaic economic or legal systems.  The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries.  In addition, many of these nations are experiencing political and social uncertainties.

Under foreign tax laws, taxes may be withheld at the source in certain foreign countries and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.  Amounts realized on foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign Currency Transactions. The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract.  A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered to be derivatives.  The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.  The Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s investment securities or other assets denominated in that currency.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency.  The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in predicting currency movements.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency.  The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance.  Although forward contracts can reduce the risk of loss if the value of the hedged currencies declines, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information available is generally representative of very large transactions in the interbank market.  The interbank market in foreign currencies is a global around-the-clock market.  Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Depository Receipts.  American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company's office or agent in a foreign country.  Investing in ADRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars.  These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  The Fund may be required to pay foreign withholding or other taxes on certain ADRs that it owns, but investors may or may not be able to deduct their pro rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax.  See "Federal Income Tax Matters."  ADRs may be sponsored by foreign issuers or may be unsponsored.  Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities.    While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs.  Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

Investment Company Securities

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.  Generally, under the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund’s acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

•
The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

•
the Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

•	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regarding to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.   In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks.  The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities.  Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund.  At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund.  As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers.  See “Foreign Securities” above.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations.  General economic conditions, government policy (including emergency measures) and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness.  However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in Appendix A.

Government Obligations

The Fund may invest in short-term U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds.

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities.  Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.

Illiquid Securities

Typically, the Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity.  A considerable period of time may elapse between the Fund's decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline.

Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended,   that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund.  However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending Portfolio Securities

The Fund may lend portfolio securities in an amount not exceeding one-third of its net assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations.  Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms and the issuing bank would have to be satisfactory to the Fund.  Any loan may be secured by any one or more of the three types of collateral.  The terms of the Fund’s loans must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Code.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  There is no limit on the extent to which the Fund may take temporary defensive measures.  In taking such measures, the Fund may fail to achieve its investment objectives.

Investment Restrictions

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the outstanding voting securities of the Fund , as defined in the 1940 Act .  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than securities issued by the U.S. Government , its agencies or instrumentalities );

4.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate , such as real estate investment trust (REITs);

5.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

6.
Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent.  The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.  Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Millera (Born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present)	53	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	53	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA	53	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator and custodian for the Fund, (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	53	None

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present) .	53	None
Officers of the Trust :
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present) .	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present) .	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008)	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an "interested person" of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent,   fund accountant and co-administrator of the Fund and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an "interested person" of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund's co-administrator.

Compensation

Each Independent Trustee receives from the Trust a quarterly retainer of $10,000, $5,000 for each regular meeting attended and $2,500 for each special in-person meeting attended.  In addition, Ms. Rabun receives an additional annual retainer of $12,000 for serving as Chairperson of the Board, each of Mr. Young and Mr. Miller receives an additional annual retainer of $8,000 for serving as Audit Committee Chair and Valuation Committee Chair, respectively, and Mr. Young receives an additional annual retainer of $4,000 for serving as Derivatives Risk Oversight Committee Chair. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund1	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust ( 42 Funds ) Paid to Trustees1
Independent Trustees :
Charles H. Miller, Trustee	$ 1,754	None	None	$ 74,000
Ashley Toomey Rabun, Trustee and Chairperson	$ 1,777	None	None	$ 75,000
William H. Young, Trustee and Audit Committee Chair	$ 1,777	None	None	$ 75,000
1	For the fiscal year ended October 31, 2012 .

Mr. Zader and Mr. Banhazl are not compensated for their services as T rustees because of their affiliation with the Trust.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their positions with the Trust’s co-administrators.  In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has four standing committees:  the Audit Committee, the Derivatives Risk Oversight Committee (the “Derivatives Committee”), the Nominating and Governance Committee (the “Nominating Committee”), and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit or the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting.  The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young.  It does not include any Interested Trustees.  The Audit Committee met twice   during the fiscal year ended October 31, 2012 with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.  The QLCC meets as needed.  The QLCC did not me e t during the fiscal year ended October 31, 2012 .

•
The Derivatives Committee reviews the types of investments in derivatives made by various series of the Trust.  The Derivatives Committee conducts meetings periodically in order to inform the Board of Trustees about various series’ derivatives positions, related valuation issues and such other matters related to derivatives as the Committee determines. The Derivatives Committee is comprised of Messrs. Young and Miller and is chaired by Mr. Young.  The Derivatives Committee meets as needed, and did not meet during the fiscal year ended October 31, 2012.

•
The Nominating Committee is responsible to review matters pertaining to composition, committees, and operations of the Board and meets from time to time but at least annually.  The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders.  Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary.  The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller.  The Nominating Committee has met once during the fiscal year ended October 31, 2012.

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees.  The Valuation Committee did not meet during the fiscal year ended October 31, 2012 with respect to the fund .

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators.  The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Trust’s CCO, the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees.  As of December 31, 2012 , the Trustees, including the Independent Trustees, beneficially owned shares of the Fund as follows:

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	$1-$10,000
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	$1-$10,000
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	$10.001-$50,000

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.  As of January 31 , 2013 the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	Jurisdiction	% Ownership
RNC Genter Capital Management Los Angeles, CA 90025	California	22.45%
TD Ameritrade Trust Co. Denver, CO 80217	Colorado	8.61%

As of January 31, 2013, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.  Furthermore, neither the Independent Trustees, nor members of their immediate families , own securities beneficially or of record in the Advisor, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”) , or any affiliate of the Advisor or Distributor.

The Advisor

RNC Genter Capital Management, 11601 Wilshire Boulevard, Twenty-fifth Floor, Los Angeles, California 90025, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  The Advisor is owned and controlled by Daniel Genter, its President, Chief Executive Officer and Chief Investment Officer.  Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.  Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision, as it deems necessary for the proper supervision of the Fund’s investments.  The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement will remain in effect for an initial two-year period.  After the initial two year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

The Fund paid the following advisory fees to the Advisor:

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended October 31, 2012	$ 62,482	$ 62,482	$ 0
For the fiscal year ended October 31, 2011	$ 21,752	$ 21,752	$ 0
For the fiscal year ended October 31, 2010	$ 16,342	$ 16,342	$ 0

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to , however,   waive its fees  and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions , dividend expenses on short sales , acquired fund fees and expenses as determined in accordance with Form N-1A , expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses ) do not exceed the limits set forth in the Expense Table in the Prospectus (the “expense cap”)   This agreement is effective until March 1, 2016, and may be terminated by the Board of Trustees .     Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests.  This reimbursement may be paid by the Fund if the aggregate amount of operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made for a period of three years from the date the expenses were waived and/or Fund expenses were reimbursed.  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and may not cause the total fee paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to request any reimbursement of fees and/Fund expenses

Portfolio Managers

James “Rocky” Barber, CFA, John G. Marshall, CFA and David P. Klatt, CFA are the portfolio managers responsible for the day-to-day management of the Fund.  The following table shows the number of other accounts managed by each of the portfolio managers and the total assets in the accounts managed within various categories as of October 31, 201 2 .

James “Rocky” Barber, CFA

			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$ 10 million	--	$0
Other Pooled Investments	--	$0	--	$0
Other Accounts	13	$15 million	--	$0

John G. Marshall, CFA

			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$ 10 million	--	$0
Other Pooled Investments	--	$0	--	$0
Other Accounts	424	$ 680 million	--	$0

David P. Klatt, CFA

			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$ 10 million	--	$0
Other Pooled Investments	0	$0 million	--	$0
Other Accounts	471	$ 464 million	--	$0

Material Conflict s of Interest.   Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably.  There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers.  In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation.  As of the date of this SAI, Mr. Barber, Mr. Marshall and Mr. Klatt are compensated by the Advisor.  Each receives a fixed base salary plus an annual bonus based half on the performance of the Fund and other accounts and half non-investment performance related.  For purposes of determining the portion of the bonus based on performance, the pre-tax performance of the Fund and other accounts for the one, three and five years periods are compared to the pre-tax performance of their peer group for the same periods.

Securities Owned in the Fund by the Portfolio Managers.   As of October 31, 201 2 , the portfolio managers owned the following securities in the Fund:

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
James “Rocky” Barber	$10,001-$50,000
John G. Marshall	$1-$10,000
David P. Klatt	$ $10,001-$50,000

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 803 W. Michigan Street, Milwaukee, Wisconsin  53233 and Mutual Fund Administration Corporation (“MFAC”), 2220 E. Route 66,  Suite 226, Glendora, California   91740, (collectively the “Co-Administrators”), act as co-administrators for the Fund.  The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties.  In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The Fund paid the following co-administrator fees:

Co-Administration Fees
For the fiscal year ended October 31, 2012	$ 35,239
For the fiscal year ended October 31, 2011	$ 34,000
For the fiscal year ended October 31, 2010	$ 34,000

As compensation for their services, the Fund pays the Co-Administrators an administration fee payable montly at the annual rate set forth below as a percentage of the Fund's average daily net asset.

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a., (the “Custodian”) an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri  64106.  The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker , LLP , 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund . Its services include auditing the Fund’s financial statements and the performance of related tax services.

Bingham McCutchen LLP (“Bingham”), 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Fund.  Bingham also serves as independent legal counsel to the Board of Trustees.

Distribution Services

The Distributor (also known as the principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor is a registered broker-dealer and is a member of FINRA.  The Distributor is not affiliated with the Trust, the Advisor or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf  of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor's obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) that provides for fees payable to the Distributor as an expense of the Fund that are used by the Distributor to pay for distribution of the Fund’s shares.  The Rule 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale.  The Rule 12b-1 Plan also provides for post-sales servicing to holders of Fund shares.  Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund for distribution services without the vote of a majority of the outstanding voting securities.  The Rule 12b-1 Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities.  The Rule 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of the Fund.

If the Rule 12b-1 Plan is terminated for the Fund in accordance with its terms, the obligation of the Fund to make payments the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor other than fees already payable under the Rule 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

For the fiscal year ended October 31, 2012, distribution-related expenditures primarily intended to result in the sale of the Fund’s shares that were made by the Fund totaled $17,332. The following table shows the dollar amounts by category allocated for distribution-related expenses:

Actual Rule 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended October 31, 2012
Total Dollars Allocated
Payment to distributor	$ 14,853
Payment to dealers	2,479
Total	$ 17,332

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund’s Prospectus and this SAI, and are generally provided for shareholder services or marketing support.  Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms.  Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor.  Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.  If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts, the amount being purchased or sold in relation to Advisor’s target position in that particular security for the Fund and the client accounts, and cash position.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers in recognition of the brokers’ sale of Fund shares .  However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical, and other services.

The Fund paid the following brokerage and soft dollar commissions:

	Broker Commissions	Soft Dollar Commisions
For the fiscal year ended October 31, 2012	$10,338	$9,489
For the fiscal year ended October 31, 2011	$ 4,707	$4,707
For the fiscal year ended October 31, 2010	$ 1,648	$1,648

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.  The portfolio turnover rates for the fiscal years ended October 31, 2012 , and 2011 were 34%, and 30%, respectively.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor, subject to the Board’s continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.  See Appendix B for the Advisor’s Proxy Voting Policies and Guidelines.  This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund.  The Trust’s CCO will review this policy on a regular basis.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th each year.  Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-877-5GENTER and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy"). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Fund. The Disclosure Policy applies to the Fund, Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Bingham McCutchen LLP, and the Fund’s independent registered public accounting firm , Tait, Weller & Baker LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders. The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Disclosure Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been posted in periodic regulatory filings on the SEC's website (www.sec.gov). In addition, management of the Fund will make the portfolio holdings of the Fund as of the end of each calendar quarter available to any person who calls the Fund at 1-877-5GENTER(543-6897) and requests such information. Once available in this manner, such portfolio holdings information will also be deemed to be public.

Non-Public Portfolio Holdings Information Policy.  All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy.  Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. The Fund’s shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO and the President of the Trust.  The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

Current Arrangements Regarding Disclosure of Portfolio Holdings  As of the date of this SAI, the Trust or the Fund has on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust:  (i) the Advisor, the Trust's Co-Administrators and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, (iii) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation , and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), and (iv) Broadridge-Proxy Edge pursuant to a proxy voting agreement under which the Fund’s portfolio holdings information is provided daily, subject to a one-day lag as applicable.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) each business day.  The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	NAV
Shares Outstanding

An example of how the Fund calculated the NAV as of October 31, 2012 is as follows:

$ 10,151,866	=	$ 13.33
761,344

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) ; National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Fund’s fair value methodology.  The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced.  Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase.  In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares.  However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year).  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (ii) for any period during which an emergency exists as a result of which the sale by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets;  (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders; or (iv) to ensure a recent purchase made by check clears.

Redemptions In Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).  The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a n in-kind distribution of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed.  If a shareholder receives a n in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes.  The Fund has elected to be treated and intends to qualify each year to be taxed as a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions.  To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement.  In order to avoid liability for federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year  at least the sum of (i)  98% of its ordinary income for such year, (ii)  98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Fund's policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.  However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets.  If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares.  Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income.   D istributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations provided that certain holding period and other requirements are met), generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund.  The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Dividends paid by the Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied.  The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year.  In view of the Fund's investment policies, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, a portion of the distributions by the Fund will be eligible for treatment as qualified dividend income and for the dividends received deduction.  However, the portion of the Fund's gross income attributable to qualified dividend income and qualifying dividends is largely dependent on the Fund's investment activities for a particular year and, therefore, cannot be predicted with any certainty.  Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels.  In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends and distributions from the Fund and net gain from redemption of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and.

Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared.  Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss.  The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year.  If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.  Any loss realized upon redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted .  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations considering their individual circumstances.

The Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions may also require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes.  The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund's transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes.  Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year.  The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner.  As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes.  Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements.  Dispositions of portfolio securities may result   in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases.  So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid.  If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above.  No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs").  PFICs may be the only or primary means by which the Fund may invest in some countries.  If the Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders.   Additional charges in the nature of interest may be imposed on either the Fund or shareholders with respect to deferred taxes arising from such distributions or gains.  Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held.  A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or at a lower rate as may be determined in accordance with any applicable treaty).  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.   T he effectively connected dividends in this particular instance will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or at a lower rate, depending on the applicable tax treaty).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

This 30% withholding tax generally does not apply to distributions of net capital gains.  For Fund taxable years that began before January 1, 2014 , the 30% withholding tax will also not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder has to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Ordinary dividends, redemption payments and certain capital gain dividends paid after December 31, 2013 to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, will generally be subject to withholding tax at a 30% rate.   Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and whether the shareholder’s account is opened before or after January 1, 2014.  Withholding with respect to ordinary dividends is currently scheduled t7o begin on January 1, 2014 for accounts opened on or after that date and on certain later dates for accounts opened before January 1, 2014.  Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2017.  The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.  A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28%.  In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes.  If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders.  For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share.  Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

Investment Managers Series Trust (formerly known as Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust has a number of outstanding series of shares of beneficial interest, par value of $0.01 per share , each of which represents interests in a separate portfolio of securities.   The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series .  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.   With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares issued do not have pre-emptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees.  Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.  No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.  Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, CA  91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Funds’ Annual Report to shareholders for the fiscal year ending October 31, 2012 which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”.  A copy of the Fund’s Annual Report can be obtained at no charge by calling 1-877-5GENTER or writing the Funds.

APPENDIX “A”
DESCRIPTION OF SHORT-TERM RATINGS

Description of certain short-term ratings assigned by Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service (“Moody’s”):

S&P

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Moody’s

Prime rating system (short-term)
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by (a) leading market positions in well-established industries, (b).high rates of return on funds employed, (c) conservative capitalization structure with moderate reliance on debt and ample asset protection, (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

APPENDIX “B”
SUMMARY OF ADVISOR’S PROXY POLICIES AND GUIDELINES

RNC has adopted and implemented written policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, which was recently adopted by the Securities and Exchange Commission.

We view seriously our responsibility to exercise voting authority over securities that are held in our clients' portfolios. Proxy statements increasingly contain controversial issues involving, among other things, shareholder rights and corporate governance, which deserve careful review and consideration.

RNC's policy is to review each proxy statement on an individual basis and to establish its voting decision exclusively on its judgment of what will best serve the interests of the beneficial owners of the security. However, RNC will have no responsibility for voting client proxies with respect to certain types of assets held in the portfolio at client's own direction or as a result of such direction, including securities with restrictions not to sell, securities that are held in the same account with the broker or custodian but not for RNC supervision, etc. Proxies are generally considered by the securities analyst responsible for monitoring the security being voted. That person will cast his or her votes in accordance with RNC's Proxy Voting Policies and Procedures.

RNC has also adopted procedures to address circumstances where a proxy proposal creates a material conflict of interest between RNC and a client. Such procedures include, among other things, forwarding such proxy to the relevant client for voting. Generally, any non-routine matters or matters that may create conflicts of interest between RNC and its clients are referred to a Senior Investment Officer for consideration.

RNC maintains certain records relating to its proxy voting policies, including copies of the Proxy Voting Policy and Procedures, a record of all votes cast by RNC, and client communications related to proxy voting. Any client may receive a record of how proxies with respect to securities held in his or her portfolio were voted by submitting a written request to RNC. Additionally, any client may receive a copy of RNC's Proxy Voting Policies and Procedures by submitting a written request to RNC, or by calling RNC's toll free number: 800.877.7624. Please direct all Proxy Request Fulfillments to the RNC Operations Department - Proxy.

General Philosophies

RNC, after an initial review, will typically vote with management with regard to routine matters on corporate administration items because we believe that these matters are not expected to have any significant economic impact on the company or its shareholders. However, RNC will review and analyze on a case-by-case basis, non-routine proposals that are likely to affect the structure and operation of the company soliciting the proxy, and which may have a significant impact on the value of our clients’ investments in such company. RNC can and will exercise our prerogative to vote against management if RNC deems it to be in the best interests of our clients and the shares they represent.

Each proxy issue will be considered individually. The following current guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

Current Guidelines

1. Election of directors recommended by management, except if there are special circumstances such as a proxy fight or approval of excessive compensation	Approve
2. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies	Approve
3. Date and place of annual meeting	Approve
4. Limitation on charitable contributions or fees paid to lawyers	Approve
5. Ratification of directors’ actions on routine matters since previous annual meeting	Approve
6. Separation of Chairman and CEO positions	Approve
7. Limiting directors’ liability and allowing for indemnification	Approve
8. Eliminate preemptive right except for unacceptable dilution potential	Approve
9. Employee Stock Purchase Plan	Approve
10. Establish 401(k) Plan	Approve
11. Eliminate cumulative voting rights	Approve
12. “Social issues” not primarily based on business or economic factors unless specific client guidelines supersede	Oppose
13. Regarding Board entrenchment and anti-takeover measures such as:
a. Limiting the ability of shareholders to call special meetings;
b. Requesting large increases in authorized common or preferred shares where management provides inadequate explanation for the use or need of these additional shares;
c. Fair price provisions;
d. Poison pill provisions; and
e. Green Mail
Oppose
14. Pay directors solely in stocks	Approve
15. Set mandatory retirement policy	Approve
16. Form of compensation to management	Case-by-Case
17. Require Shareholder’s to approve severance agreements	Approve
18. Elimination of super majority voting	Approve
19. Non-classified Board structure (i.e. eliminate staggered terms)	Approve

PART C: OTHER INFORMATION

RNC Genter Dividend Income Fund

ITEM 28.	EXHIBITS

(a)	(1) Agreement and Declaration of Trust of Registrant (1)
(2) Certificate of Trust (1)
(3) Amendment to Certificate of Trust (1)
(4) Amendment to Certificate of Trust (2)
(5) Amendment to Certificate of Trust (9)
(6) Amendment to Agreement and Declaration of Trust (2)
(7) Amendment to Agreement and Declaration of Trust (4)
(8) Amendment to Agreement and Declaration of Trust (8)
(9) Certificate of Designation of the RNC Genter Dividend Income Fund (6)
(b) Amended By-Laws of Registrant (5)
(c) Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d) Investment Advisory Agreement (7)
(e) Distribution Agreement (11)
(f) Bonus or Profit Sharing Contracts is not applicable.
(g) Custody Agreement (3)
(h) Other Material Contracts
(1) Transfer Agency Agreement (8)
(2) Fund Accounting Agreement (8)
(3) Co-Administration Agreement (8)
(4) Operating Expense Agreement (10)
(i) Opinion and Consent of Legal Counsel (7)
(j) Consent of Independent Registered Public Accounting Firm – Filed herewith
(k) Not applicable
(l) Initial Subscription Agreement
(1) RNC Genter Dividend Income Fund (7)
(m) Rule 12b-1 Plan Amended and Restated June 28, 2011 (10)
(n) Rule 18f-3 Plan (7)
(o) Powers of Attorney (3)
(p) Code of Ethics
(1) Code of Ethics of the Trust (3)
(2) Codes of Ethics of the Advisor (7)
(3) Code of Ethics of Distributor is not applicable
__________________________________________________________________

(1) Previously filed in Registrant's Post-Effective Amendment No. 14 filed with the Commission on March 31, 2006.
(2) Previously filed in Registrant’s Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
(3) Previously filed in Registrant’s Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
(4) Previously filed in Registrant’s Post-Effective Amendment No. 33 filed with the Commission on March 14, 2008.
(5) Previously filed in Registrant’s Post-Effective Amendment No. 34 filed with the Commission on March 31, 2008.
(6) Previously filed in Registrant’s Post-Effective Amendment No. 50 filed with the Commission on October 17, 2008.
(7) Previously filed in Registrant’s Post-Effective Amendment No. 53 filed with the Commission on December 31, 2008.
(8) Previously filed in Registrant’s Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
(9) Previously filed in Registrant’s Post-Effective Amendment No. 73 filed with the Commission on December 30, 2009.
(10) Previously filed in Registrant’s Post-Effective Amendment No. 215 filed with the Commission on February 28, 2012.
(11) Previously filed in Registrant’s Post-Effective Amendment No. 297 filed with the Commission on December 26, 2012.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30.	INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.	IMST DISTRIBUTORS, LLC – Effective January 1, 2013

(a)	IMST Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment company registered under the Investment Company Act of 1940, as amended:

1.	Investment Managers Series Trust

(b)	The following are the Officers and Managers of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Meredith F. Henning	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233
Registrant’s Co-Administrator	Mutual Fund Administration Corporation 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant’s Investment Adviser	RNC Genter Capital Management 11601 Wilshire Boulevard Twenty-fifth Floor Los Angeles, CA 90025
Registrant’s Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

ITEM 34.	MANAGEMENT SERVICES

Not applicable

ITEM 35.	UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of February, 2013.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ John P. Zader
John P. Zader, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 28th day of February, 2013, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
/s/ John P. Zader
John P. Zader	Trustee and President
†
Eric M. Banhazl /s/ Rita Dam	Trustee and Vice President
Rita Dam	Treasurer and Principal Financial and Accounting Officer

† By	/s/Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 31 on February 1, 2008.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	99.28(j)